Exhibit 8

                                  May 13, 2003

Mr. Tom Warren

Vice President & Managing Director, Insurance Services
Janus Capital Management, LLC
44 Cook Street, 5th Floor
Denver, Colorado  80206

        Re:    Amendment to Participation Agreement and Schedules

Dear Mr. Warren:

        Enclosed please find an amended Schedule B, effective June 2, 2003, to our participation agreement dated October 25, 1996, as amended from time to time, with Janus Aspen Series and Janus Capital Corporation ("JCC") (the "Agreement").

        The Amended Schedule B reflects additional Designated Portfolios available under the Schwab Select Annuity and Schwab Signature Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

        Further, effective April 1, 2002, JCC hereby assigns all of its rights and obligations under the Agreement to Janus Capital Management, LLC ("JCM"), and JCM hereby accepts such assignment. JCM is authorized to make all the representations made by JCC under the Agreement. Accordingly, the parties agree to the removal of JCC as party to the Agreement.

        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

        In the space provided below, please acknowledge your agreement to the foregoing.

                            Very truly yours,

                            Great-West Life & Annuity Insurance Company
                            By:  _________________________________
                                 Chris R. Bergeon
                            Vice President, Financial Institution Markets

                            Charles Schwab & Co., Inc.
                            By:  _________________________________
                                 Tina M. Perrino
                            Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

Janus Aspen Series
By: __________________________
Title: _________________________
Date: _________________________

Janus Capital Corporation
By: __________________________
Title: _________________________
Date: _________________________

Janus Capital Management, LLC
By: __________________________
Title: _________________________
Date: _________________________




cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.

                                   SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
Janus Aspen Series Growth Portfolio
Janus Aspen Series Worldwide Growth
Portfolio Janus Aspen Series International Growth Portfolio
Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Balanced Portfolio
Janus Aspen Series Growth & Income Portfolio

[Schwab Signature Annuity]
Janus Aspen Series Worldwide Growth Portfolio
Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Balanced Portfolio
Janus Aspen Series Growth & Income Portfolio